UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 7, 2023

ABRDN NATIONAL MUNICIPAL INCOME FUND

(Exact name of Registrant as specified in its charter)

Massachusetts	811-07410	41-173716
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 Market Street, Suite 200 Philadelphia, PA (Address of Principal Executive Offices)	19103 (Zip Code)

(800) 522-5465

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On July 7, 2023, the Board of Trustees (the “Board”) of abrdn National Municipal Income Fund (formerly, Delaware Investments National Municipal Income Fund) (the “Fund”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund. The Fund communicated the Board’s decision that PwC was dismissed on July 7, 2023. The Board’s decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board.

The reports of PwC on the Fund’s financial statements as of and for the two most recent fiscal years ended March 31, 2023 and March 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Fund’s two most recent fiscal years (ended March 31, 2023 and March 31, 2022) and the subsequent interim period through July 7, 2023, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years.

During the Fund’s two most recent fiscal years (ended March 31, 2023 and March 31, 2022) and the subsequent interim period through July 7, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Fund has provided PwC with a copy of the foregoing disclosures and has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Fund in this report on Form 8-K. A copy of PwC’s letter, dated July 13, 2023, is filed as Exhibit 16.1 to this report on Form 8-K.

(b) Engagement of new independent registered public accounting firm

On July 10, 2023, upon the recommendation of the Audit Committee of the Board, the Board approved a change in the Fund’s fiscal year end and the engagement of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2023. During the Fund’s two most recent fiscal years (ended March 31, 2023 and March 31, 2022) and the subsequent interim period prior to the engagement of KPMG, neither the Fund, nor anyone on its behalf consulted with KPMG, on behalf of the Fund, regarding (1) the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, and neither a written report nor oral advice was provided that KPMG concluded was an important factor considered by the Fund in reaching a decision as to the accounting, auditing or financial reporting issue or (2) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter dated July 13, 2023 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission confirming the disclosures contained in Item 4.01 of this report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

abrdn National Municipal Income Fund

Date: July 13, 2023	/s/ Katherine Corey
Name: Katherine Corey
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated July 13, 2023 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission confirming the disclosures contained in Item 4.01 of this report on Form 8-K.